EXHIBIT 4

NUMBER                                                                SHARES
[    ]                                                                [    ]

                     HIGH-TECH TRAVEL SERVICES CORPORATION
                INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                  COMMON STOCK                 CUSIP 043243 10 1


THIS CERTIFIES THAT:




Is owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF $.0001 PAR VALUE
                                    EACH OF
==================== HIGH-TECH TRAVEL SERVICES CORPORATION======================

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and By-laws of the Corporation, as now or hereafter amended.
This Certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Corpoation and the facsimile signatures of its duly authorized officers.

DATED:                          COUNTERSIGNED:
                                          OLDE MONMOUTH STOCK TRANSFER CO., INC.
                               77 MEMORIAL PARKWAY, ATLANTIC HIGHLANDS, NJ 07716
                                                                  TRANSFER AGENT

                 [SEAL OF HIGH-TECH TRAVEL SERVICES CORPORATION]

/s/ Donald R. Myatt, Jr.                                    /s/ Benjamin Callari
-------------------------                                   --------------------
   SECRETARY                                                  PRESIDENT

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common  UNIF GIFT MIN ACT - ________Custodian_______
                                                      (Cust)            (Minor)
                                                      under Uniform Gifts to Minors
TEN ENT   - as tenants by the entireties              Act _____________________
                                                               (State)
JT TEN    - as joint tenants with right of
            of survivorship and not as
            tenants in common

     Additional abbreviation may also be used though not in above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE      .
---------------------------------------

                                      .
---------------------------------------

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated, __________________________

                                 _____________________________________________.
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.